EXHIBIT 99.2


FICO SCORE      Note: Cells in red font are calculations
----------
                                               COLLATERAL CUTS FOR SUBPRIME POOL

------------------------------------------------------------------------------------------------------------------------------------
FICO                  Total Balance      LTV       Adjusted Balance[1]    WA LTV  WA DTI  WA FICO % SFD/PUD  % Owner  %Full %Cashout
                     Amount      %[2]                Amount         %[2]                                       Occ.    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                  0.00      0.00%  > 65.0            0.00   0.00%        0       0      0      0       0       0          0
0 - 499.99          52,429.58      0.10%  > 65.0       52,429.58   0.10%      100      38    345      0     100     100          0
500 - 549.99       495,423.82      0.90%  > 70.0      459,180.92   0.83%   83.729  40.855    533   89.8     100   89.18      82.04
550 - 574.99     1,264,340.81      2.29%  > 70.0      943,091.47   1.71%   78.822  41.459    565  89.14     100   82.23      90.77
575 - 599.99     3,271,295.13      5.94%  > 70.0    2,705,942.94   4.91%   80.632  40.614    587  91.32   97.24   90.38      87.35
600 - 619.99     5,534,645.98     10.04%  > 70.0    4,915,105.65   8.92%   86.148  40.385    610  87.24     100   86.18      77.69
620 - 649.99    20,104,105.94     36.48%  > 80.0   17,147,334.35  31.11%   93.548  42.456    634  93.08   99.61   90.46      72.17
650 - 679.99    13,640,328.09     24.75%  > 80.0   11,826,749.15  21.46%       94  42.731    663   88.9    99.5   90.42      64.95
680 - 699.99     4,520,846.12      8.20%  > 85.0    3,262,496.16   5.92%   92.233  42.424    689  88.45   99.34   83.57      67.74
700 - 749.99     4,911,562.82      8.91%  > 85.0    4,057,064.63   7.36%   93.559  41.537    718  88.94   98.26   91.64      64.07
750 - 799.99     1,239,288.86      2.25%  > 85.0      789,333.49   1.43%   88.886  38.603    768  87.28   97.75   87.93      55.25
800 +               79,430.32      0.14%  > 85.0       79,430.32   0.14%      100  42.182    810    100     100     100       56.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           55,113,697.47    100.00%           46,238,158.66  83.90%   91.528  41.994    648  90.27   99.31   89.32       70.8
------------------------------------------------------------------------------------------------------------------------------------

       FICO: AVERAGE         648        MIN:      345          MAX:     813
                             ---                  ---                   ---

DEBT TO INCOME (DTI) RATIO
--------------------------

------------------------------------------------------------------------------------------------------------------------------------
DTI                   Total Balance      FICO       Adjusted Balance[1]   WA LTV  WA DTI  WA FICO % SFD/PUD  % Owner  %Full %Cashout
                     Amount      %[2]                Amount         %[2]                                       Occ.    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
<= 20               991,811.18   1.80%  < 550              0.00   0.00%   77.53     14.673    626     95.01     100   82.24   83.95
20.001 - 25.00    1,024,133.87   1.86%  < 550              0.00   0.00%   86.17     23.526    659     93.32   98.06   83.48   65.44
25.001 - 30.00    3,327,451.94   6.04%  < 575         58,790.87   0.11%   89.32     28.071    657     92.96   95.91   85.13   72.41
30.001 - 35.00    5,196,165.78   9.43%  < 575        344,505.58   0.63%   89.24     33.076    643     91.57   99.22   78.13   74.81
35.001 - 40.00    8,485,499.52  15.40%  < 600        730,556.90   1.33%   90.11     38.111    651     93.09     100   94.18   71.92
40.001 - 45.00   13,196,634.55  23.94%  < 625      2,904,900.76   5.27%   92.27     43.247    648     91.83   99.83   85.94   72.68
45.001 - 50.00   19,016,367.73  34.50%  < 650     10,434,132.66  18.93%   93.21     48.076    649     86.41   99.67   92.45   69.37
50.001 - 55.00    3,817,605.15   6.93%  < 675      3,160,645.05   5.73%   93.86     52.026    644     91.57   97.42   96.73   60.19
55+                  58,027.75   0.11%  < 700         35,924.08   0.07%   93.01     61.262    643       100     100     100   61.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            55,113,697.47 100.00%            17,669,455.90  32.06%   91.53     41.994    648     90.27   99.31   89.32    70.8
------------------------------------------------------------------------------------------------------------------------------------

        DTI: AVERAGE      41.994      MIN:      2.95         MAX:     69
                          ------                ----                  --

LOAN TO VALUE (LTV) RATIO
-------------------------

                                                                                                                   731333807 69.1236
------------------------------------------------------------------------------------------------------------------------------------
LTV                   Total Balance      DTI       Adjusted Balance[1]    WA LTV  WA DTI  WA FICO % SFD/PUD  % Owner  %Full %Cashout
                     Amount      %[2]                Amount         %[2]                                       Occ.    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
less than 60.00     1,571,939.07    2.85%  > 50           0.00   0.00%    50.181   34.63   633      82.67   92.98   66.37   95.04
60.01 - 70.00         2102672.52    3.82%  > 50     244,393.04   0.44%    66.738  41.806   632      87.58   96.31    70.8   87.38
70.01 - 80.00         6905473.67   12.53%  > 50      200035.05   0.36%    77.497  40.213   638      85.29   98.43   69.24   78.36
80.01 - 85.00         3916020.88    7.11%  > 50      100065.76   0.18%    83.768  39.289   637      87.68     100   64.81   93.82
85.01 - 90.00         5139290.21    9.32%  > 50      539881.55   0.98%    89.274  42.015   628      87.49   99.56   95.59      91
90.01 - 95.00          5826145.5   10.57%  > 50      667859.14   1.21%    94.159  42.466   648      92.04     100   99.04   77.58
95.01 - 100.00       29652155.62   53.80%  > 50     2123398.36   3.85%    99.643  43.073   658       92.5   99.79   96.77    58.7
100+                           0    0.00%  > 50              0   0.00%         0       0     0          0       0       0       0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              55,113,697.47  100.00%            3875632.9   7.03%    91.528  41.994   648      90.27   99.31   89.32    70.8
------------------------------------------------------------------------------------------------------------------------------------

        LTV: AVERAGE      91.528        MIN:        36              MAX:   100
                          ------                    --                     ---

[1] Balance of the collateral cut combined with second  qualifier,  i.e.  (LTV),
--------------------------------------------------------------------------------
FICO, DTI etc. All other cuts except the adjusted  balance are only for the main
--------------------------------------------------------------------------------
bucket
------
[2] Percent of the Aggregate Principal Balance - calculated automatically.
--------------------------------------------------------------------------------

Strats for Subprime - seconds1

PRINCIPAL BALANCE
-----------------

------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal       Total Balance           WA FICO     WA LTV    WA DTI    % SFD/PUD    % Owner    % Cashout    %Full
Balance                 Amount       %[2]                                                         Occ        Ref        Doc
------------------------------------------------------------------------------------------------------------------------------
0 - $50K             33,058,168.01    59.98%        647         92.669  41.776       90.57      99.12        67.9      94.08
$51 - $200K          22,055,529.46    40.02%        650         89.816   42.32       89.84      99.59       75.14      82.19
$200.1 - $250K              0.00       0.00%          0              0       0           0          0           0          0
$250.1 - $300K              0.00       0.00%          0              0       0           0          0           0          0
$300.1 - $400K              0.00       0.00%          0              0       0           0          0           0          0
$400.1 - $500K              0.00       0.00%          0              0       0           0          0           0          0
$500.1 - $600K              0.00       0.00%          0              0       0           0          0           0          0
$600.1 - $700K              0.00       0.00%          0              0       0           0          0           0          0
$700.1 - $800K              0.00       0.00%          0              0       0           0          0           0          0
$800.1 - $900K              0.00       0.00%
$900.1 - $1000K             0.00       0.00%
>$1000K                     0.00       0.00%
------------------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47     100.00%        648         91.528  41.994       90.27      99.31        70.8      89.32
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE: AVERAGE  39,198.93     MIN:   10,002.92       MAX: 199,061.80
                            ---------            ---------            ----------

DOCUMENTATION TYPE
------------------

------------------------------------------------------------------------------------------------------------------------------
Doc Type                    Total Balance               WA FICO     WA LTV    WA DTI    % SFD/PUD    % Owner    % Cashout
                          Amount       %[2]                                                             Occ        Ref
------------------------------------------------------------------------------------------------------------------------------
Full Doc          49,227,875.18      89.32%               648         92.976  42.301       91.12      99.45       69.45
Stated Doc         5,323,167.03       9.66%               648         78.604  40.333       82.55      97.93       83.09
Limited Doc                   0       0.00%                 0              0       0           0          0           0
NINA                          0       0.00%                 0              0       0           0          0           0
Other                562,655.26       1.02%               640         87.083  30.866       89.57        100       72.17
------------------------------------------------------------------------------------------------------------------------------
TOTAL               55113697.47     100.00%               648         91.528  41.994       90.27      99.31        70.8
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------------
Property Type                Total Balance             WA FICO     WA LTV   WA DTI    % Owner     % Cashout   % Full Doc
                          Amount       %[2]                                                Occ          Ref
------------------------------------------------------------------------------------------------------------------------------
Single Family      49,753,310.75         90%               648         91.904  41.821       99.68       71.1       90.16
PUD                            0          0%                 0              0       0           0          0           0
Townhouse              75,139.63          0%               659         98.932  41.138         100      53.38         100
2 - 4 Family        3,093,104.82          6%               648          84.25   43.26       94.18      82.08        74.8
Condo               2,090,344.57          4%               653         92.985  44.054       98.06      48.67       92.27
Manufactured                   0          0%                 0              0       0           0          0           0
Other                 101,797.70          0%               635         93.117  46.103         100      45.88       54.12
------------------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47        100%               648         91.528  41.994       99.31       70.8       89.32
------------------------------------------------------------------------------------------------------------------------------

PRIMARY MORTGAGE INSURANCE
--------------------------

----------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance          Total Balance          WA FICO     WA LTV    WA DTI    % Owner     % Cashout   %Full  Is MI down
                          Amount       %[2]                                           Occ          Ref      Doc    to 60 LTV
----------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                0     0.00%            0         0       0           0          0
Loans >80 LTV w/o MI  44,533,612.21    80.80%          651    96.333  42.539       99.81      67.99       94.12          0
Other                 10,580,085.26    19.20%          636      71.3    39.7        97.2      82.63       69.12          0
----------------------------------------------------------------------------------------------------------------------------
TOTAL                   55113697.47   100.00%          648    91.528  41.994       99.31       70.8       89.32          0
----------------------------------------------------------------------------------------------------------------------------

Strats for Subprime - seconds1

LOAN PURPOSE
------------

---------------------------------------------------------------------------------------------------------
Loan Purpose                 Total Balance         WA. FICO    WA. LTV   WA DTI   % SFD/ PUD % Owner Occ
                          Amount         %[2]
---------------------------------------------------------------------------------------------------------
Debt Consolidation                        0.00%         0          0       0           0          0
Refinance - Cashout     39,018,917.93    70.80%       645      89.65  41.692       90.66      99.18
Purchase                12,382,277.76    22.47%       660      97.17  42.661       89.15       99.5
Refinance - Rate Term    3,712,501.78     6.74%       647     92.443  42.941       89.94        100
Other                                     0.00%         0          0       0           0          0
---------------------------------------------------------------------------------------------------------
TOTAL                     55113697.47   100.00%       648     91.528  41.994       90.27      99.31
---------------------------------------------------------------------------------------------------------

FIXED VS. FLOATING COLLATERAL
-----------------------------

----------------------------------------------------------------------------------------------------------------------------------
Lien Status                Total Balance       WA FICO      WA LTV   WA DTI    % SFD/ PUD    % Owner    % Cashout    Index  Margin
                         Amount       %[2]                                                     Occ          Ref
----------------------------------------------------------------------------------------------------------------------------------
Fixed           55,113,697.47     100.00%         648         91.528  41.994       90.27      99.31        70.8      89.32     0
Floating                 0.00       0.00%           0              0       0           0          0           0          0     0
2/28                     0.00       0.00%           0              0       0           0          0           0          0     0
3/27                     0.00       0.00%           0              0       0           0          0           0          0     0
Other                    0.00       0.00%           0              0       0           0          0           0          0     0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL           55,113,697.47     100.00%         648         91.528  41.994       90.27      99.31        70.8      89.32     0
----------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS

----------------------------------------------------------------------------------------------------------------------------------
Lien Status                 Total Balance              WA FICO    WA LTV   WA DTI   % SFD/PUD      % Owner    % Cashout
                          Amount       %[2]                                                             Occ        Ref
----------------------------------------------------------------------------------------------------------------------------------
First Lien                  0.00       0.00%                 0              0       0           0          0           0
Second Lien        55,113,697.47     100.00%               648         91.528  41.994       90.27      99.31        70.8
Third Lien                  0.00       0.00%                 0              0       0           0          0           0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL              55,113,697.47     100.00%                 0              0       0           0          0           0
----------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS
----------------

---------------------------------------------------------------------------------------------------------------------
Occupancy Type               Total Balance         WA. FICO     WA LTV   WA DTI   % SFD/ PUD     % Owner   % Cashout
                          Amount       %[2]                                                        Occ       Ref
---------------------------------------------------------------------------------------------------------------------
Primary Residence  54,733,370.76      99.31%          648         91.685   42.02       90.61        100       70.71
Second Home           117,844.98       0.21%          690         88.604  40.831       65.61          0       47.66
Investment                  0.00       0.00%            0              0       0           0          0           0
Non-owner             262,481.73       0.48%          641         60.038  37.006       31.36          0         100
Other                          0       0.00%            0              0       0           0          0           0
---------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47     100.00%          648         91.528  41.994       90.27      99.31        70.8
---------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------------
Prepayment Charges         Total Balance      # of Loans     WA FICO  WA  LTV       WA DTI  % SFD/ PUD  % Owner   % Cashout
Term at Orgination      Amount       %[2]                                                                 Occ         Refi
----------------------------------------------------------------------------------------------------------------------------
0 Months          16,028,614.37     29.08%        462            645  91.021      40.606      91.58       98.78      58.39
12 Months          4,652,755.25      8.44%         90            639  86.371      43.251      76.98       98.97      85.48
24 Months          7,716,969.32     14.00%        177            648  94.446      43.628      92.96         100      56.17
36 Months         19,971,503.11     36.24%        501            648  90.972      42.045      89.32       99.32      81.25
60 Months          6,633,619.34     12.04%        173            663   94.72      42.402      96.02         100      75.56
Other                110,236.08      0.20%          3            671  87.185      42.471        100         100        100
----------------------------------------------------------------------------------------------------------------------------
TOTAL               55113697.47    100.00%       1406            648  91.528      41.994      90.27       99.31       70.8
----------------------------------------------------------------------------------------------------------------------------

Strats for Subprime - seconds1

SECTION 32 LOANS
----------------

----------------------------------------------------------------------------------------------------------------------------
                            Total Balance      WA FICO      WA LTV   WA DTI   % SFD/ PUD     % Owner   % Cashout
                          Amount       %[2]                                                    Occ        Ref
----------------------------------------------------------------------------------------------------------------------------
Section 32 Loans               0          0%
----------------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------------

GA % AND TOP 5 STATES          TOP 5 ORIGINATORS        SERVICERS
---------------------          -----------------        ---------
State           %[2]           Originator      %[2]     Servicer        %[2]
GEORGIA        0.00%           Equity One   100.00%
CA            18.71%
FL             5.61%
NY             9.17%
PA             4.67%
MA             6.17%

STRESS ANALYSIS
---------------

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

        ------------------------------------------------------------------------
                 BREAKEVEN CDR                    CUMULATIVE LOSSES
        ------------------------------------------------------------------------
        25 CPR     40 CPR       60 CPR      25 CPR     40 CPR       60 CPR
--------------------------------------------------------------------------------
  AA
--------------------------------------------------------------------------------
  A
--------------------------------------------------------------------------------
  BBB
--------------------------------------------------------------------------------
  BBB-
--------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

        ------------------------------------------------------------------------
                    Multiple of Default Ramp             Cumulative Losses
        ------------------------------------------------------------------------
           25 CPR         40 CPR         60 CPR      25 CPR     40 CPR    60 CPR
--------------------------------------------------------------------------------
   AA
--------------------------------------------------------------------------------
   A
--------------------------------------------------------------------------------
   BBB
--------------------------------------------------------------------------------
   BBB-
--------------------------------------------------------------------------------

Strats for Subprime - seconds1

                                      EQUITY ONE



                                  Securitization Pool


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